Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “Amendment”) is entered into as of June 5, 2017 by and among KCG Americas LLC, a Delaware limited liability company (the “Borrower”), KCG Holdings, Inc., a Delaware corporation (the “Parent”), as Guarantor, the several financial institutions party to this Amendment, as Lenders, and BMO Harris Bank N.A., as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.     The Borrower, the Parent, the Lenders party thereto and the Administrative Agent entered into a certain Credit Agreement, dated as of June 5, 2015 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.     The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.     Section 1.1(b)(i) of the Credit Agreement shall be and hereby is amended by deleting the amount “$500,000,000” appearing therein and inserting in its place the amount “$360,000,000”.

1.2.     The last sentence appearing in Section 1.13(a)(iv) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

Subject to Section 13.24 hereof, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

1.3.     Each of the following defined terms in Section 5.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“Applicable Margin” means, a rate per annum equal to:

(i) 1.25% with respect to Revolving A Loans, whether such Revolving A Loans are Base Rate Loans or Eurodollar Loans;

(ii) 2.25% with respect to Revolving B Loans;

(iii) 1.25% with respect to Revolving A Swing Loans;

(iv) 2.25% with respect to Revolving B Swing Loans; and

(v) 0.30% with respect to the commitment fee set forth in Section 2.1 hereof.

“Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Commitments of the Lenders aggregate $260,000,000 as of June 5, 2017.

“Defaulting Lender” means, subject to Section 1.13(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 1.13(b)) upon delivery of written notice of such determination to the Borrower, the Swing Line Lender and each Lender.

“Revolving B Sublimit” means $100,000,000.

“Termination Date” means June 4, 2018, or such earlier date on which the Commitments are terminated in whole pursuant to Section 1.11, 9.2 or 9.3 hereof.

1.4.     Section 5.1 of the Credit Agreement shall be and hereby is amended by inserting new defined terms in their appropriate alphabetical order, each such new defined term to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.5.     Section 6.6 of the Credit Agreement shall be and hereby is amended by deleting the date “December 31, 2014” appearing therein and inserting in its place the date “December 31, 2016”.

1.6.     Section 8.21(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(c) Minimum Excess Net Capital. The Borrower shall, at all times, maintain Excess Net Capital of not less than $100,000,000.

1.7.     Section 11.10 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

Section 11.10. Authorization to Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders and the Administrative Agent (a) to release any Lien covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this Agreement (including a sale, transfer, or disposition permitted by the terms of Section 4.5 or Section 8.10 hereof or which has otherwise been consented to in accordance with Section 13.12 hereof), provided that, if the proceeds from such sale, transfer or disposal (i) take the form of cash or Eligible Securities and (ii) have been identified by the Borrower to be received by it on the same day, the Administrative Agent may release such Lien prior to receipt of such cash proceeds or Eligible Securities, and (b) release Liens on the Collateral following termination or expiration of the Commitments and payment in full in cash of the Obligations

1.8.     Section 13 of the Credit Agreement shall be and hereby is amended by inserting a new Section 13.24 immediately after Section 13.23 to read in its entirety as follows:

Section 13.24. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto (including any party becoming a party hereto by virtue of an Assignment and Assumption) acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

1.9.     Each of Exhibit D, Exhibit E, Schedule 1, Schedule 5.1, Schedule 6.2, Schedule 6.11 and Schedule 13.11 of the Credit Agreement shall be amended and restated in the form of Exhibit D, Exhibit E, Schedule 5.1, Schedule 6.2, Schedule 6.11 and Schedule 13.11, respectively, attached hereto.

1.10.     Notwithstanding anything contained in the Credit Agreement or any Loan Document to the contrary, (a) Bank of America, N.A. shall no longer be acting in its capacity as Syndication Agent, and all references to Bank of America, N.A. in such capacity appearing in the Credit Agreement and the other Loan Documents shall be deleted, (b) Merrill Lynch, Pierce, Fenner & Smith Incorporated shall no longer be a Joint Lead Arranger and Joint Book Runner, and all references to Merrill Lynch, Pierce, Fenner & Smith Incorporated appearing in the Credit Agreement and the other Loan Documents shall be deleted, and (c) BMO Capital Markets shall be deemed to be the Sole Lead Arranger and Sole Book Runner.

SECTION 2.     CONDITIONS PRECEDENT.

This Amendment shall become effective upon receipt by the Administrative Agent each of the following:

2.1.     this Amendment duly executed by the Borrower, the Parent and the Lenders;

2.2.     copies of each Loan Party’s articles of formation and operating agreement (or comparable organizational documents) and any amendments thereto, certified in each instance by such Loan Party’s Secretary or Assistant Secretary;

2.3.     copies of resolutions of each Loan Party’s Board of Directors, Members or Managers (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on such Loan Party’s behalf, all certified in each instance by its Secretary or Assistant Secretary;

2.4.     copies of the certificates of good standing for the Loan Parties (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its organization and of each state in which such Loan Party is qualified to do business as a foreign corporation or organization;

2.5.     financing statement, tax, and judgment lien search results against the Property of the Loan Parties evidencing the absence of Liens on their Property except as permitted by Section 8.8 hereof;

2.6.     the written opinion of counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

2.7.     since December 31, 2016, there has been no change in the operation, business, Property or financial condition of the Borrower except those occurring in the ordinary course of business, none of which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and

2.8.     the Administrative Agent shall have received the fees required to be paid pursuant to that certain fee letter dated May 8, 2017 by and among the Borrower, the Administrative Agent and BMO Capital Markets Corp., in its capacity as a Joint Lead Arranger.

SECTION 3.     REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Loan Parties hereby represent to the Administrative Agent and the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be true and correct in all material respects as of the date hereof (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Loan Parties delivered to the Lenders); provided, that with respect to any representation or warranty that is qualified by materiality or Material Adverse Effect, such representation or warranty shall be true and correct as of the date hereof (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Loan Parties delivered to the Administrative Agent) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.     MISCELLANEOUS.

4.1.     The Loan Parties hereby acknowledge and agree that, except as otherwise specifically set forth herein, (a) the Liens created and provided for by the Credit Agreement continue to secure the Obligations arising under the Credit Agreement as amended hereby; and (b) the Credit Agreement and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Credit Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.     Except as specifically amended herein, the Credit Agreement, including the Guarantees set forth in Section 12 thereof and the Commitments of the Lenders thereunder, and the other Loan Documents shall continue in full force and effect in accordance with its original terms and are hereby ratified and affirmed. Reference to this specific Amendment need not be made in the Credit Agreement, any Note, any other Loan Document or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.     The Loan Parties agree to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment as required by Section 13.14 of the Credit Agreement, including the reasonable fees and expenses of counsel for the Administrative Agent.

4.4.     This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original. This Amendment shall be governed by the internal laws of the State of Illinois. This Amendment shall be deemed a Loan Document.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER” KCG AMERICAS LLC

By:	/s/ Jeffrey Krasner
	Name:	Jeffrey Krasner
	Title:	Treasurer

“GUARANTOR” KCG HOLDINGS, INC.

By:	/s/ Steffen Parratt
	Name:	Steffen Parratt
	Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

Accepted and agreed to.

“ADMINISTRATIVE AGENT AND LENDERS” BMO HARRIS BANK N.A., as Administrative Agent, as Swing Line Lender, as a Lender, and as Settlement Bank

By:	/s/ Adam Tarr
	Name:	Adam Tarr
	Title:	Director

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Sherman Wong
	Name:	Sherman Wong
	Title:	Director

[Signature Page to First Amendment to Credit Agreement]

BNP PARIBAS

By:	/s/ David Seaman
	Name:	David Seaman
	Title:	Director

By:	/s/ Frank Chiofalo
	Name:	Frank Chiofalo
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

THE PRIVATE BANK AND TRUST COMPANY

By:	/s/ Daniel A. Palmer
	Name:	Daniel A. Palmer
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE BANK

By:	/s/ Richard Ohl
	Name:	Richard Ohl
	Title:	Vice President, Sr. Lender

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT D

KCG AMERICAS LLC

COMPLIANCE CERTIFICATE

To:	BMO Harris Bank N.A., as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent, and the Lenders pursuant to that certain Credit Agreement dated as of June 5, 2015, among us (as extended, renewed, amended or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected                          of KCG Americas LLC (the “Borrower”);

2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower during the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4. The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby;

5. Schedule I hereto sets forth financial data and computations evidencing the Parent’s and the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement;

6. Schedule II hereto lists exchange traded funds that shall be designated as Approved ETFs or Leverage ETFs, and each such fund satisfies the definition of an Approved ETF or Leverage ETF, as applicable; and

7. Schedule III hereto lists Persons that the Borrower wishes to designate as a Disqualified Assignee, and each such Person is not a commercial bank or any Affiliate thereof.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this              day of                                      201    .

KCG AMERICAS LLC

By:
Name:
Title:

SCHEDULE I

TO COMPLIANCE CERTIFICATE

KCG AMERICAS LLC

COMPLIANCE CALCULATIONS

FOR CREDIT AGREEMENT

DATED AS OF JUNE 5, 2015

CALCULATIONS AS OF                           , 201

A. Minimum Total Regulatory Capital (Section 8.21(a)
1. Total Regulatory Capital	$___________
2. Line A1 shall not be less than	$650,000,000
3. The Borrower is in compliance (circle yes or no)	yes/no

B. Maximum Total Assets to Total Regulatory Capital Ratio (Section 8.21(b))
1. Total assets	$___________
2. Allowable Receivables	$___________
3. Cash	$___________
4. Cash Equivalents	$___________
5. Rebate Receivables	$___________
6. Sum of Lines B2, B3, B4 and B5	$___________
7. Securities and options sold, but not yet purchased	$___________
8. Line B1 plus Line B7 minus Line B6	$___________
9. Total Regulatory Capital	$___________
10. Ratio of Line B8 to line B9	___ to ___
11. Line B10 ratio must not be more than	20.0 to 1.0
12. The Borrower is in compliance (circle yes or no)	yes / no

C. Minimum Excess Net Capital (Section 8.21(c))

1. Excess Net Capital	$___________
2. Line C1 shall not be less than	$100,000,000
3. The Borrower is in compliance (circle yes or no)	yes/no

D. Liquidity (Section 8.21(d))
1. Unencumbered marketable securities	$___________
2. Unencumbered cash	$___________
3. NSCC Margin Deposits[1]	$___________
4. Sum of Lines D1, D2 and D3	$___________
5. Unsecured Indebtedness	$___________
6. Ratio of Line D4 to line D5	___ to ___
7. Line D6 ratio must not be less than	1.0 to 1.0
8. The Borrower is in compliance (circle yes or no)	yes / no

E. Minimum Tangible Net Worth (Section 8.21(e))
1. Tangible Net Worth of Parent	$___________
2. Line H1 shall not be less than	$900,000,000
3. Parent is in compliance (circle yes or no)	yes / no

[1]	Solely to the extent of the lesser of (x) the amount, if any, by which the Borrowing Base B at such time exceeds the aggregate outstanding amount of Revolving B Loans and (y) the Unused Commitments.

SCHEDULE II

TO COMPLIANCE CERTIFICATE

KCG AMERICAS LLC

APPROVED ETFS / LEVERAGED ETFS

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES / NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES / NO)

SCHEDULE III

TO COMPLIANCE CERTIFICATE

KCG AMERICAS LLC

DISQUALIFIED ASSIGNEE

DRW Holdings, LLC

Infinium Capital Management, LLC

Jane Street Capital, LLC

Jump Trading, LLC

AQR Capital Management, LLC

D. E. Shaw & Co., L.P.

Optiver

RGM Advisors, LLC

Tower Research Capital LLC

Quantlab Financial, LLC

IMC Group

Citadel LLC

Renaissance Technologies LLC

Two Sigma Investments, LLC

Hudson River Trading LLC

Teza Technologies LLC

EXHIBIT E

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]2 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]3 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]4 hereunder are several and not joint.]5 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and

[2]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[3]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[4]	Select as appropriate.
[5]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower: KCG Americas LLC

4.	Administrative Agent: BMO Harris Bank N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Credit Agreement dated as of _______ among KCG Americas LLC, the Lenders parties thereto, and BMO Harris Bank N.A., as Administrative Agent

6.	Assigned Interest[s]:

ASSIGNOR[S][6]	ASSIGNEE[S][7]	AGGREGATE AMOUNT OF COMMITMENT/ LOANS FOR ALL LENDERS[8]	AMOUNT OF COMMITMENT/ LOANS ASSIGNED[8]	PERCENTAGE ASSIGNED OF COMMITMENT/ LOANS[9]
		$	$		%
		$	$		%
		$	$		%

[7.	Trade Date: ______________][10]

[6]	List each Assignor, as appropriate.
[7]	List each Assignee, as appropriate.
[8]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[9]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[10]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:                                 , 20       [To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][11]

By
Name
Title

[NAME OF ASSIGNOR]

By
Name
Title

ASSIGNEE[S][12] [NAME OF ASSIGNEE]

By
Name
Title

[NAME OF ASSIGNEE]

By
Name
Title

[Consented to and]13 Accepted:

[11]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[12]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[13]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

BMO HARRIS BANK N.A., as Administrative Agent

By
Name
Title

[Consented to:][14] [NAME OF RELEVANT PARTY]

By
Name
Title

[14]	To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender) is required by the terms of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

SECTION 1. REPRESENTATIONS AND WARRANTIES.

Section 1.1. Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Section 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 13.11(a)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 13.11(a)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.5 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 2. PAYMENTS.

From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

SECTION 3. GENERAL PROVISIONS.

This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Illinois.

SCHEDULE 1

COMMITMENTS

NAME OF LENDER	COMMITMENTS

BMO Harris Bank N.A.	$130,000,000

Bank of America, N.A.	$75,000,000

BNP Paribas	$25,000,000

The Private Bank and Trust Company	$20,000,000

Signature Bank	$10,000,000

TOTAL	$260,000,000

SCHEDULE 5.1

APPROVED ETFS / LEVERAGED ETFS

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
SPY	SPY US Equity	506	78,390,432	SPDR S&P 500	Yes	No	No

XLF	XLF US Equity	66	75,991,712	SPDR Select Sector Fund – Financial	Yes	No	No

GDX	GDX US Equity	52	62,730,096	VanEck Vectors Gold Miners ETF	Yes	No	No

EEM	EEM US Equity	840	54,730,260	iShares MSCI Emerging Index Fund	Yes	No	No

IWM	IWM US Equity	1942	29,184,900	iShares Russell 2000 ETF	Yes	No	No

USO	USO US Equity	32	25,275,834	United States Oil Fund	Yes	No	No

GDXJ	GDXJ US Equity	56	23,282,784	VanEck Vectors Junior Gold Miners ETF	Yes	No	No

QQQ	QQQ US Equity	107	19,107,150	PowerShares QQQ Trust, Series 1	Yes	No	No

EFA	EFA US Equity	939	18,865,530	iShares MSCI EAFE ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
XOP	XOP US Equity	63	16,372,653	SPDR S&P Oil & Gas Explor & Product	Yes	No	No

XLE	XLE US Equity	35	15,360,484	SPDR Select Sector Fund – Energy Select Sector	Yes	No	No

FXI	FXI US Equity	51	15,344,917	iShares China Large-Cap ETF	Yes	No	No

EWZ	EWZ US Equity	59	14,817,336	iShares MSCI Brazil Capped Index Fund	Yes	No	No

XLU	XLU US Equity	29	13,716,370	SPDR Select Sector Fund – Utilities	Yes	No	No

VWO	VWO US Equity	3854	12,020,950	Vanguard FTSE Emerging Markets ETF	Yes	No	No

UNG	UNG US Equity	28	11,289,335	United States Natural Gas Fund LP	Yes	No	No

HYG	HYG US Equity	1027	11,215,573	iShares iBoxx $ High Yield Corporate Bond ETF	Yes	No	No

JNK	JNK US Equity	848	10,470,976	SPDR Bloomberg Barclays High Yield Bond ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
XLI	XLI US Equity	68	9,915,156	SPDR Select Sector Fund – Industrial	Yes	No	No

XLP	XLP US Equity	38	9,156,577	SPDR Select Sector Fund – Consumer Staples	Yes	No	No

TLT	TLT US Equity	33	8,647,524	iShares 20+ Year Treasury Bond ETF	Yes	No	No

RSX	RSX US Equity	30	8,580,384	VanEck Vectors Russia ETF	Yes	No	No

AMLP	AMLP US Equity	26	8,181,513	Alerian MLP ETF	Yes	No	No

VEA	VEA US Equity	3,815.00	8,092,432	Vanguard FTSE Developed Markets ETF	Yes	No	No

XLV	XLV US Equity	62	7,855,770	SPDR Select Sector Fund – Health Care	Yes	No	No

KRE	KRE US Equity	100	7,847,720	SPDR S&P Regional Banking ETF	Yes	No	No

XLK	XLK US Equity	74	7,845,314	SPDR Select Sector Fund – Technology	Yes	No	No

IEMG	IEMG US Equity	1883	7,791,855	iShares Core MSCI Emerging Markets ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
IYR	IYR US Equity	127	7,358,362	iShares U.S. Real Estate ETF	Yes	No	No

EZU	EZU US Equity	245	6,604,648	iShares MSCI EMU Index Fund	Yes	No	No

EWJ	EWJ US Equity	322	6,077,204	iShares MSCI Japan Index Fund	Yes	No	No

XRT	XRT US Equity	102	5,895,749	SPDR S&P Retail ETF	Yes	No	No

OIH	OIH US Equity	25	5,230,606	VanEck Vectors Oil Services ETF	Yes	No	No

BKLN	BKLN US Equity	117	4,625,752	PowerShares Exchange-Traded Fund Trust ETF	Yes	No	No

VNQ	VNQ US Equity	159	4,549,730	Vanguard REIT ETF – DNQ	Yes	No	No

XLB	XLB US Equity	26	4,454,059	Materials Select Sector SPDR	Yes	No	No

XBI	XBI US Equity	94	4,229,034	SPDR Series Trust SPDR S&P Biotech ETF	Yes	No	No

EWT	EWT US Equity	91	4,177,989	iShares MSCI Taiwan Capped ETF	Yes	No	No

XME	XME US Equity	28	4,150,093	SPDR S&P Metals & Mining ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
IEFA	IEFA US Equity	2,536.00	4,140,085	iShares Core MSCI EAFE ETF	Yes	No	No

XLY	XLY US Equity	86	4,064,445	SPDR Select Sector Fund – Consumer Discretionary	Yes	No	No

LQD	LQD US Equity	1,768.00	3,971,643	iShares iBoxx $ Investment Grade Corporate Bond ETF	Yes	No	No

DXJ	DXJ US Equity	349	3,608,691	WisdomTree Japan Hedged Equity Fund	Yes	No	No

VGK	VGK US Equity	1267	3,586,295	Vanguard FTSEEuropean ETF	Yes	No	No

EWG	EWG US Equity	61	3,546,866	iShares MSCI Germany Index Fund	Yes	No	No

IVV	IVV US Equity	507	3,519,033	iShares Core S&P 500 ETF	Yes	No	No

IJR	IJR US Equity	602.00	3,298,349	iShares Core S&P Small-Cap ETF	Yes	No	No

DIA	DIA US Equity	31.00	3,263,656	SPDR Dow Jones Industrial Average ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
EWW	EWW US Equity	62	3,159,046	iShares MSCI Mexico Capped Investable Market Index Fund	Yes	No	No

INDA	INDA US Equity	78	3,014,340	iShares MSCI India ETF	Yes	No	No

IEF	IEF US Equity	18	2,112,961	iShares 7-10 Year Treasury Bond ETF	Yes	No	No

GOVT	GOVT US Equity	118	1,123,184	iShares U.S. Treasury Bond ETF	Yes	No	No

SHY	SHY US Equity	77	950,565	iShares 1-3 Year Treasury Bond ETF	Yes	No	No

BWX	BWX US Equity	859	636,381	SPDR Bloomberg Barclays Intl Treasury Bd	Yes	No	No

SHV	SHV US Equity	30	625,666	iShares Short Treasury Bond ETF	Yes	No	No

TBF	TBF US Equity	—	441,671	ProShares Short 20+ Year Treasury	Yes	No	No

IEI	IEI US Equity	67	384,640	iShares 3-7 Year Treasury Bond ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
SCHO	SCHO US Equity	95	289,100	Schwab Short-Term U.S. Treasury ETF	Yes	No	No

SCHR	SCHR US Equity	118	110,417	Schwab Intermediate-Term U.S. Treasury ETF	Yes	No	No

TLO	TLO US Equity	47.00	80,418	SPDR Bloomberg Barclays Long Term Treasury ETF	Yes	No	No

IGOV	IGOV US Equity	694	73,431	iShares S&P/Citigroup International Treasury Bond Fund	Yes	No	No

EDV	EDV US Equity	76	51,568	Vanguard Extended Duration Treasury ETF	Yes	No	No

SST	SST US Equity	157	45,173	SPDR Bloomberg Barclays Short Term Treasury ETF	Yes	No	No

ITE	ITE US Equity	212	42,240	SPDR Bloomberg Barclays Intermediate Term Treasury ETF	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
TLH	TLH US Equity	12	41,289	iShares 10-20 Year Treasury Bond ETF	Yes	No	No

BWZ	BWZ US Equity	206	28,914	SPDR Bloomberg Barclays Short Term International Treasury Bond	Yes	No	No

ZROZ	ZROZ US Equity	20	28,313	PIMCO 25 Year Zero Coupon U.S. Treasury Index Exchange-Traded	Yes	No	No

DTYS	DTYS US Equity	0	27,295	iPath US Treasury 10-year Bear ETN	Yes	No	No

PLW	PLW US Equity	27	24,178	PowerShares 1-30 Laddered Treasury Portfolio	Yes	No	No

TBX	TBX US Equity	0	19,421	ProShares Short 7 10 Year Treasury	Yes	No	No

TUZ	TUZ US Equity	25	18,788	PIMCO 1-3 Year US Treasury Index Exchage-Traded Fund	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
STPP	STPP US Equity	0	9,664	iPath US Treasury Steepener ETN	Yes	No	No

FLAT	FLAT US Equity	0	5,988	iPath US Treasury Flattener ETN	Yes	No	No

ISHG	ISHG US Equity	94	5,822	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fun	Yes	No	No

DLBS	DLBS US Equity	0	3,608	iPath US Treasury Long Bond Bear ETN	Yes	No	No

TFLO	TFLO US Equity	9	3,088	iShares Treasury Floating Rate Bond ETF	Yes	No	No

TYBS	TYBS US Equity	1	1,197	Direxion Daily 20 Year Treasury Bear 1X Shares	Yes	No	No

TAPR	TAPR US Equity	0	1,060	Barclays Inverse US Treasury Composite ETN	Yes	No	No

DTUS	DTUS US Equity	0	1,019	iPath US Treasury 2-year Bear ETN	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
DFVS	DFVS US Equity	0	609	iPath US Treasury 5-year Bear Exchange Traded Note	Yes	No	No

TYNS	TYNS US Equity	1	380	Direxion Daily 7 10 Year Treasury Bear 1X Shares	Yes	No	No

THHY	THHY US Equity	128	366	VanEck Vectors Treasury-Hedged High Yield Bond ETF	Yes	No	No

USFR	USFR US Equity	4	270	WisdomTree Bloomberg Floating Rate Treasury Fund	Yes	No	No

DFVL	DFVL US Equity	0	44	iPath US Treasury 5-year Bull ETN	Yes	No	No

DTYL	DTYL US Equity	0	34	iPath US Treasury 10-year Bull ETN	Yes	No	No

DTUL	DTUL US Equity	0	29	iPath US Treasury 2-year Bull ETN	Yes	No	No

DLBL	DLBL US Equity	0	13	iPath US Treasury Long Bond Bull ETN	Yes	No	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
UVXY	UVXY US Equity	12	26,759,598	ProShares Trust Ultra VIX Short Term Futures ETF	No	Yes	No

SDS	SDS US Equity	0	8,198,354	ProShares UltraShort S&P500	No	Yes	No

UCO	UCO US Equity	15	7,765,597	ProShares Ultra Bloomberg Crude Oil	No	Yes	No

TVIX	TVIX US Equity	0	3,804,217	VelocityShares Daily 2x VIX Short Term ETN	No	Yes	No

SSO	SSO US Equity	506	2,302,967	ProShares Ultra S&P500	No	Yes	No

SCO	SCO US Equity	11	2,095,279	ProShares UltraShort Bloomberg Crude Oil	No	Yes	No

QID	QID US Equity	0	1,796,778	ProShares UltraShort QQQ	No	Yes	No

DXD	DXD US Equity	0	1,671,650	ProShares UltraShort Dow30	No	Yes	No

TWM	TWM US Equity	0	1,439,122	ProShares UltraShort Russell2000	No	Yes	No

QLD	QLD US Equity	108	749,342	ProShares Ultra QQQ	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
BZQ	BZQ US Equity	0	338,217	ProShares UltraShort MSCI Brazil Capped	No	Yes	No

BIB	BIB US Equity	162	325,253	ProShares Ultra Nasdaq Biotechnology	No	Yes	No

MORL	MORL US Equity	0	316,100	ETRACS Monthly Pay 2x Leveraged Mortgage REIT ETN	No	Yes	No

EUO	EUO US Equity	13	268,576	ProShares UltraShort Euro	No	Yes	No

DZZ	DZZ US Equity	0	228,899	PowerShares DB Gold Double Short ETN	No	Yes	No

EEV	EEV US Equity	—	222,941	ProShares UltraShort MSCI Emerging Markets	No	Yes	No

CEFL	CEFL US Equity	0	220,754	ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN	No	Yes	No

BOIL	BOIL US Equity	5	213,223	ProShares Ultra Bloomberg Natural Gas	No	Yes	No

DDM	DDM US Equity	31	201,498	ProShares Ultra Dow30	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
AGQ	AGQ US Equity	10	181,230	ProShares Ultra Silver	No	Yes	No

UWM	UWM US Equity	1941	179,534	ProShares Ultra Russell2000	No	Yes	No

BDCL	BDCL US Equity	0	159,166	ETRACS 2X Leveraged Long Wells Fargo Business Development Comp	No	Yes	No

DIG	DIG US Equity	70	134,789	ProShares Ultra Oil & Gas	No	Yes	No

BIS	BIS US Equity	0	107,033	ProShares UltraShort Nasdaq Biotechnology	No	Yes	No

SRS	SRS US Equity	—	94,563	ProShares UltraShort Real Estate	No	Yes	No

DUG	DUG US Equity	0	88,176	ProShares UltraShort Oil & Gas	No	Yes	No

YCS	YCS US Equity	9	77,976	ProShares UltraShort Yen New	No	Yes	No

UYG	UYG US Equity	288.00	74,661	ProShares Ultra Financials	No	Yes	No

ZSL	ZSL US Equity	6	65,389	ProShares UltraShort Silver	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
FXP	FXP US Equity	0	63,199	ProShares Ultrashort FTSE China 50	No	Yes	No

MVV	MVV US Equity	401	56,371	ProShares Ultra MidCap400	No	Yes	No

UGL	UGL US Equity	5	55,318	ProShares Ultra Gold	No	Yes	No

SKF	SKF US Equity	0	52,178	ProShares UltraShort Financials	No	Yes	No

GDXS	GDXS US Equity	0	51,553	ProShares UltraShort Gold Miners ETF	No	Yes	No

CHAU	CHAU US Equity	4	50,562	Direxion Daily CSI 300 China A Share Bull 2X Shares	No	Yes	No

URE	URE US Equity	127	40,588	ProShares Ultra Real Estate	No	Yes	No

GLL	GLL US Equity	4	39,764	ProShares UltraShort Gold	No	Yes	No

LMLP	LMLP US Equity	0	38,303	ETRACS Monthly Pay 2xLeveraged Wells Fargo MLP Ex-Energy ETN	No	Yes	No

ULE	ULE US Equity	3	32,247	ProShares Ultra Euro	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
SMHD	SMHD US Equity	0	30,062	ETRACS Monthly Pay 2x Leveraged US Small Cap High Dividend ETN	No	Yes	No

DGP	DGP US Equity	0	27,847	PowerShares DB Gold Double Long ETN	No	Yes	No

DVHL	DVHL US Equity	0	27,088	ETRACS Monthly Pay 2xLeveraged Diversified High Income ETN	No	Yes	No

KOLD	KOLD US Equity	2	25,518	ProShares UltraShort Bloomberg Natural Gas	No	Yes	No

SHNY	SHNY US Equity	3.00	15,085	Direxion Funds ETF	No	Yes	No

DAG	DAG US Equity	0	13,525	PowerShares DB Agriculture Double Long ETN	No	Yes	No

GDJJ	GDJJ US Equity	1	13,207	ProShares Ultra Junior Miners	No	Yes	No

XPP	XPP US Equity	—	12,991	ProShares Ultra FTSE China 50	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
EPV	EPV US Equity	0	11,633	ProShares UltraShort FTSE Europe ETF	No	Yes	No

FLGE	FLGE US Equity	0	10,837	Credit Suisse FI Large Cap Growth Enhanced ETN	No	Yes	No

ROM	ROM US Equity	138	10,306	ProShares Ultra Technology	No	Yes	No

UYM	UYM US Equity	50	10,102	ProShares Ultra Basic Materials	No	Yes	No

SMN	SMN US Equity	0	10,089	ProShares UltraShort Basic Materials	No	Yes	No

HDLV	HDLV US Equity	0	8,621	ETRACS Monthly Pay 2xLeveraged US High Dividend Low Volatility	No	Yes	No

DTO	DTO US Equity	0	8,521	PowerShares DB Crude Oil Double Short ETN	No	Yes	No

FBGX	FBGX US Equity	0	8,435	FI Enhanced Large Cap Growth ETN	No	Yes	No

TVIZ	TVIZ US Equity	0	7,956	VelocityShares Daily 2x VIX Medium Term ETN	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
MRRL	MRRL US Equity	0	7,592	ETRACS Monthly Pay 2xLeveraged Mortgage REIT ETN Series B	No	Yes	No

EET	EET US Equity	—	7,053	ProShares Ultra MSCI Emerging Markets	No	Yes	No

RXL	RXL US Equity	126	6,861	ProShares Ultra Health Care	No	Yes	No

BDD	BDD US Equity	0	6,751	PowerShares DB Base Metals Double Long ETN	No	Yes	No

UMX	UMX US Equity	0	6,647	ProShares Ultra MSCI Mexico Capped IMI	No	Yes	No

SDP	SDP US Equity	0	6,183	ProShares UltraShort Utilities	No	Yes	No

FIGY	FIGY US Equity	0	6,126	Barclays ETN FI Enhanced Global High Yield ETN	No	Yes	No

FLEU	FLEU US Equity	0	5,820	Barclays ETN FI Enhanced Europe 50 ETN Series B	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
SSG	SSG US Equity	0	5,139	ProShares UltraShort Semiconductors	No	Yes	No

FEEU	FEEU US Equity	0	5,052	Barclays ETN FI Enhanced Europe 50 ETN	No	Yes	No

DVYL	DVYL US Equity	—	5,000	ETRACS Monthly Pay 2x Leveraged Dow Jones Select Dividend ETN	No	Yes	No

USD	USD US Equity	30	4,864	ProShares Ultra Semiconductors	No	Yes	No

HOML	HOML US Equity	0	4,539	ETRACS Monthly Reset 2xLeveraged ISE Exclusively Homebuilders	No	Yes	No

LTL	LTL US Equity	21	4,410	ProShares Ultra Telecommunications ProShares	No	Yes	No

KRU	KRU US Equity	99	4,376	ProShares Ultra S&P Regional Banking	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
LRET	LRET US Equity	0	4,009	ETRACS Monthly Pay 2xLeveraged MSCI US REIT Index ETN	No	Yes	No

UBR	UBR US Equity	0	3,820	ProShares Ultra MSCI Brazil Capped	No	Yes	No

SDYL	SDYL US Equity	0	3,693	ETRACS Monthly Pay 2x Leveraged S&P Dividend ETN	No	Yes	No

UXI	UXI US Equity	208	3,673	ProShares Ultra Industrials	No	Yes	No

UPW	UPW US Equity	52	3,626	ProShares Ultra Utilities	No	Yes	No

DYY	DYY US Equity	0	2,861	PowerShares DB Commodity Double Long ETN	No	Yes	No

MZZ	MZZ US Equity	0	2,362	ProShares UltraShort MidCap400	No	Yes	No

EWV	EWV US Equity	0	2,308	ProShares UltraShort MSCI Japan	No	Yes	No

CWEB	CWEB US Equity	3	2,269	Direxion Daily CSI China Internet Index Bull 2X Shares	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
UGE	UGE US Equity	114	2,069	ProShares Ultra Consumer Goods	No	Yes	No

SAA	SAA US Equity	608	1,918	ProShares Ultra SmallCap600	No	Yes	No

UCC	UCC US Equity	186.00	1,885	ProShares Ultra Consumer Services	No	Yes	No

FIEU	FIEU US Equity	0	1,830	CS FI Enhanced Europe 50 ETN	No	Yes	No

YCL	YCL US Equity	1	1,787	ProShares Ultra Yen	No	Yes	No

EFO	EFO US Equity	0	1,780	ProShares Ultra MSCI EAFE	No	Yes	No

HYDD	HYDD US Equity	1	1,635	Direxion Daily High Yield Bear 2X Shares	No	Yes	No

SMK	SMK US Equity	0	1,593	ProShares UltraShort MSCI Mexico Capped IMI	No	Yes	No

UPV	UPV US Equity	0	1,572	ProShares Ultra FTSE Europe	No	Yes	No

CROC	CROC US Equity	1	1,515	ProShares UltraShort Australian Dollar	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
DRR	DRR US Equity	0	1,415	Market Vectors Double Short Euro ETN	No	Yes	No

SPUU	SPUU US Equity	4	1,369	Direxion Daily S&P 500 Bull 2X Shares	No	Yes	No

HAKK	HAKK US Equity	2	1,255	Direxion Daily Cyber Security & IT Bull 2X Shares	No	Yes	No

EUFL	EUFL US Equity	3.00	1,119	Direxion Daily European Financials Bull 2X Shares	No	Yes	No

RXD	RXD US Equity	0	998	ProShares UltraShort Health Care	No	Yes	No

DULL	DULL US Equity	1.00	864	Direxion Funds ETF	No	Yes	No

SDD	SDD US Equity	0	776	ProShares UltraShort SmallCap600	No	Yes	No

EZJ	EZJ US Equity	0	707	ProShares Ultra MSCI Japan	No	Yes	No

LBDC	LBDC US Equity	0	703	ETRACS 2x Monthly Leveraged Wells Fargo BDC ETN Series B	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
BOM	BOM US Equity	0	668	PowerShares DB Base Metals Double Short ETN	No	Yes	No

EFU	EFU US Equity	—	665	ProShares UltraShort MSCI EAFE	No	Yes	No

REW	REW US Equity	0	655	ProShares UltraShort Technology	No	Yes	No

SIJ	SIJ US Equity	0	637	ProShares UltraShort Industrials	No	Yes	No

SPLX	SPLX US Equity	0	594	ETRACS Monthly Reset 2xLeveraged S&P 500 Total Return ETN	No	Yes	No

SZK	SZK US Equity	—	579	ProShares UltraShort Consumer Goods	No	Yes	No

URR	URR US Equity	0	418	Market Vectors Double Long Euro ETN	No	Yes	No

UOP	UOP US Equity	62	407	ProShares Ultra Oil & Gas Exploration & Production	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
FIBG	FIBG US Equity	0	307	CS FI Enhanced Big Cap Growth ETN	No	Yes	No

SCC	SCC US Equity	0	297	ProShares UltraShort Consumer Services	No	Yes	No

SMLL	SMLL US Equity	4	260	Direxion Daily Small Cap Bull 2X Shares	No	Yes	No

SOP	SOP US Equity	0	235	ProShares UltraShort Oil & Gas Exploration & Production	No	Yes	No

FIEG	FIEG US Equity	0	231	FI Enhanced Global High Yield ETN Linked to MSCI World High Di	No	Yes	No

AGA	AGA US Equity	—	108	PowerShares DB Agriculture Double Short ETN	No	Yes	No

UJB	UJB US Equity	1	106	ProShares Ultra High Yield ETF	No	Yes	No

TPS	TPS US Equity	0	63	ProShares UltraShort TIPS	No	Yes	No

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
EMLB	EMLB US Equity	0	2	iPath Long Enhanced MSCI Emerging Markets Index ETN	No	Yes	No

DEE	DEE US Equity	0	2	PowerShares DB Commodity Double Short ETN	No	Yes	No

EMSA	EMSA US Equity	0	—	iPath Short Enhanced MSCI Emerging Markets Index ETN	No	Yes	No

HAKD	HAKD US Equity	0	—	Direxion Daily Cyber Security & IT Bear 2X Shares	No	Yes	No

PILL	PILL US Equity	0	—	Direxion Daily Pharmaceutical & Medical Bull 2X Shares	No	Yes	No

PILS	PILS US Equity	1	—	Direxion Daily Pharmaceutical & Medical Bear 2X Shares	No	Yes	No

JNUG	JNUG US Equity	8	16,041,813	Direxion Daily Junior Gold Miners Index Bull 3X Shares	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
NUGT	NUGT US Equity	6	11,026,000	Direxion Daily Gold Miners Index Bull 3X Shares	No	No	Yes

TZA	TZA US Equity	4	10,397,792	Direxion Small Cap Bear 3X Shares	No	No	Yes

DUST	DUST US Equity	3	8,930,595	Direxion Daily Gold Miners Index Bear 3X Shares	No	No	Yes

UGAZ	UGAZ US Equity	—	7,496,454	VelocityShares 3X Long Natural Gas ETN	No	No	Yes

TNA	TNA US Equity	6	6,275,234	Direxion Small Cap Bull 3X Shares	No	No	Yes

DGAZ	DGAZ US Equity	—	5,924,060	VelocityShares 3X Inverse Natural Gas ETN	No	No	Yes

SPXU	SPXU US Equity	—	4,582,198	ProShares UltraPro Short S&P500	No	No	Yes

JDST	JDST US Equity	4	4,299,272	Direxion Daily Junior Gold Miners Index Bear 3X Shares	No	No	Yes

LABD	LABD US Equity	4	3,807,495	Direxion Daily S&P Biotech Bear 3X Shares	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
FAS	FAS US Equity	248	3,430,894	Direxion Financial Bull 3X Shares	No	No	Yes

SPXL	SPXL US Equity	5	2,850,508	Direxion Daily S&P 500 Bull 3X Shares	No	No	Yes

SQQQ	SQQQ US Equity	—	2,496,493	ProShares UltraPro Short QQQ	No	No	Yes

TQQQ	TQQQ US Equity	108	2,373,304	ProShares UltraPro QQQ	No	No	Yes

ERX	ERX US Equity	6	2,283,003	Direxion Energy Bull 3X Shares	No	No	Yes

FAZ	FAZ US Equity	3	2,164,109	Direxion Financial Bear 3X Shares	No	No	Yes

USLV	USLV US Equity	—	1,867,382	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silve	No	No	Yes

LABU	LABU US Equity	4	1,775,542	Direxion Daily S&P Biotech Bull 3X Shares	No	No	Yes

UPRO	UPRO US Equity	512	1,564,307	ProShares UltraPro S&P 500	No	No	Yes

ERY	ERY US Equity	3	1,312,178	Direxion Daily Energy Bear 3X Shares	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
SDOW	SDOW US Equity	—	1,040,898	UltraPro Short Dow30	No	No	Yes

SPXS	SPXS US Equity	5	860,967	Direxion Daily S&P 500 Bear 3X	No	No	Yes

SRTY	SRTY US Equity	—	850,791	ProShares UltraPro Short Russell2000	No	No	Yes

DRIP	DRIP US Equity	4	827,979	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	No	No	Yes

YINN	YINN US Equity	5	827,426	Direxion Daily FTSE China Bull 3x Shares	No	No	Yes

GUSH	GUSH US Equity	5	816,582	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	No	No	Yes

EDZ	EDZ US Equity	4	767,125	Direxion Emerging Markets Bear 3X Shares	No	No	Yes

UGLD	UGLD US Equity	—	589,936	VelocityShares 3x Long Gold ETN linked to the S&P GSCI Gold In	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
YANG	YANG US Equity	3	390,196	Direxion Daily FTSE China Bear 3x Shares	No	No	Yes

EDC	EDC US Equity	4	347,003	Direxion Emerging Markets Bull 3X Shares	No	No	Yes

RUSL	RUSL US Equity	5	310,347	Direxion Daily Russia Bull 3x Shares	No	No	Yes

SOXL	SOXL US Equity	35	302,956	Direxion Daily Semiconductor Bull 3x Shares	No	No	Yes

UDOW	UDOW US Equity	31	302,533	ProShares UltraPro Dow30	No	No	Yes

DSLV	DSLV US Equity	—	273,762	VelocityShares 3x Inverse Silver ETN linked to S&P GSCI Silver	No	No	Yes

BRZU	BRZU US Equity	5	269,119	Direxion Daily Brazil Bull 3X Shares	No	No	Yes

URTY	URTY US Equity	1,939	218,425	ProShares UltraPro Russell2000	No	No	Yes

DRN	DRN US Equity	4	177,888	Direxion Daily Real Estate Bull 3x Shares	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
RUSS	RUSS US Equity	3	168,282	Direxion Daily Russia Bear 3x Shares	No	No	Yes

SOXS	SOXS US Equity	4	165,709	Direxion Daily Semiconductor Bear 3x Shares	No	No	Yes

CURE	CURE US Equity	4	136,961	Direxion Daily Healthcare Bull 3X Shares	No	No	Yes

TECL	TECL US Equity	5	131,675	Direxion Technology Bull 3X Shares	No	No	Yes

GASL	GASL US Equity	39	130,928	Direxion Daily Natural Gas Related Bull 3X Shares	No	No	Yes

DGLD	DGLD US Equity	—	94,442	VelocityShares 3x Inverse Gold ETN linked to S&P GSCI Gold Ind	No	No	Yes

TECS	TECS US Equity	4	88,552	Direxion Technology Bear 3X Shares	No	No	Yes

UBIO	UBIO US Equity	164	87,237	Proshares UltraPro Nasdaq Biotechnology	No	No	Yes

DRV	DRV US Equity	3	82,112	Drexion Daily Real Estate Bear 3x Shares	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
INDL	INDL US Equity	4	49,699	Direxion Daily MSCI India Bull 3x Shares	No	No	Yes

MIDU	MIDU US Equity	5	40,667	Direxion Mid Cap Bull 3X Shares	No	No	Yes

DPST	DPST US Equity	4	34,969	Direxion Daily Regional Banks Bull 3X Shares	No	No	Yes

EURL	EURL US Equity	4	34,227	Direxion Daily FTSE Europe Bull 3x Shares	No	No	Yes

ZBIO	ZBIO US Equity	—	23,937	ProShares UltraPro Short NASDAQ Biotechnology	No	No	Yes

RETL	RETL US Equity	4	22,971	Direxion Daily Retail Bull 3X Shares ETF	No	No	Yes

GASX	GASX US Equity	3	19,772	Direxion Daily Natural Gas Related Bear 3X Shares	No	No	Yes

FINU	FINU US Equity	66	13,782	ProShares UltraPro Financial Select Sector	No	No	Yes

MIDZ	MIDZ US Equity	3	12,387	Direxion Mid Cap Bear 3X Shares	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
LBJ	LBJ US Equity	5	10,909	Direxion Daily Latin America 3x Bull Shares	No	No	Yes

NAIL	NAIL US Equity	4	9,246	Direxion Daily Homebuilders & Supplies Bull 3X Shares	No	No	Yes

SMDD	SMDD US Equity	—	9,091	UltraPro Short MidCap400	No	No	Yes

DPK	DPK US Equity	3	6,992	Direxion Developed Markets Bear 3x Shares	No	No	Yes

UMDD	UMDD US Equity	403	5,824	UltraPro MidCap400	No	No	Yes

KORU	KORU US Equity	3	5,041	Direxion Daily South Korea Bull 3X Shares	No	No	Yes

DZK	DZK US Equity	4	4,115	Direxion Developed Markets Bull 3x Shares	No	No	Yes

FINZ	FINZ US Equity	—	3,809	ProShares UltraPro Short Financial Select Sector	No	No	Yes

JPNL	JPNL US Equity	4	3,556	Direxion Daily Japan Bull 3X ETF	No	No	Yes

SYMBOL	BLOOMBERG UNIQUE ID	NUMBER OF HOLDINGS	ADV (3M)	DESCRIPTION	APPROVED ETF (YES/NO)	LEVERAGED ETF 2X (YES/NO)	LEVERAGED ETF 3X (YES/NO)
CLAW	CLAW US Equity	3	2,408	Direxion Daily Homebuilders & Supplies Bear 3X Shares	No	No	Yes

WDRW	WDRW US Equity	3	1,657	Direxion Daily Regional Banks Bear 3X Shares	No	No	Yes

SICK	SICK US Equity	3	1,535	Direxion Daily Healthcare Bear 3X Shares	No	No	Yes

ROLA	ROLA US Equity	—	13	iPath Long Extended Russell 1000 TR Index ETN	No	No	Yes

SFLA	SFLA US Equity	—	10	iPath Long Extended S&P 500 TR Index ETN	No	No	Yes

RTLA	RTLA US Equity	—	2	iPath Short Extended Russell 1000 TR Index ETN	No	No	Yes

SCHEDULE 6.2

BORROWER AND SUBSIDIARIES

Borrower Name*	Owner	Class of Equity	Percentage Owned	Jurisdiction of Organization
KCG Americas LLC*	KCG Strategic Holdings LLC	Common Units	100%	Delaware

*	The Borrower has no Subsidiaries

SCHEDULE 6.11

LITIGATION

The discussion of legal proceedings in (i) Item 1 of Part II of KCG Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarter ended on March 31, 2017 and (ii) Item 3 of Part I of KCG Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 are incorporated herein by reference.

SCHEDULE 13.11

DISQUALIFIED ASSIGNEES

DRW Holdings, LLC

Infinium Capital Management, LLC

Jane Street Capital, LLC

Jump Trading, LLC

AQR Capital Management, LLC

D. E. Shaw & Co., L.P.

Optiver

RGM Advisors, LLC

Tower Research Capital LLC

Quantlab Financial, LLC

IMC Group

Citadel LLC

Renaissance Technologies LLC

Two Sigma Investments, LLC

Hundson River Trading LLC

Teza Technologies LLC